UNITED  STATES  SECURITIES  AND  EXCHANGE  COMMISSION
                          WASHINGTON,  D.  C.  20549  -  1004

                                    FORM  8-K

CURRENT  REPORT  PURSUANT  TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT
                                    OF  1934

DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED)   SEPTEMBER  11,  2002
                                                          --------------------
                        COMMISSION  FILE  NUMBER  0-2413
                                                  ------
                          MACDERMID,  INCORPORATED
                          -----------------------
             (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)

          CONNECTICUT                             06-0435750
          -----------                             ----------
(STATE  OR  OTHER  JURISDICTION  OF              (I.R.S.  EMPLOYER
 INCORPORATION  OR  ORGANIZATION)              IDENTIFICATION  NO.)

245  FREIGHT  STREET,  WATERBURY,  CONNECTICUT            06702
-----------------------------------------------------------
(ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)           (ZIP  CODE)

REGISTRANT'S  TELEPHONE  NUMBER,  INCLUDING  AREA  CODE  (203)  575-5700
                                                         --------------
                               NONE
               ---------------------------------
FORMER  NAME,  FORMER  ADDRESS  AND  FORMER  FISCAL  YEAR,  IF  CHANGED
SINCE  LAST  REPORT.



INDICATE  BY  CHECK  MARK  WHETHER  THE  REGISTRANT  (1)  HAS  FILED ALL REPORTS
REQUIRED TO BE FILED BY SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934 DURING THE PRECEDING 12 MONTHS (OR FOR SUCH SHORTER PERIOD THAT THE REGISTRANT WAS REQUIRED TO FILE SUCH REPORTS), AND (2) HAS BEEN SUBJECT TO SUCH FILING REQUIREMENTS FOR THE PAST 90 DAYS.
                                                    YES   X     NO
                                                        -------    ------.

ITEM  5:  OTHER  EVENTS

MacDermid, Incorporated issued its press release dated September 10, 2002 to announce that John Malfettone, Executive Vice President and CFO has resigned. Upon his resignation, John made the following statement;

"In the brief time that I worked at MacDermid, I came to recognize the unique culture of this company. This culture provides the foundation for success at MacDermid. Underlying the entrepreneurial approach is a low cost, owners' mentality that drives employees to make the best decisions for MacDermid in order to maximize cash flow. The key economic measurement espoused by all is owner earnings. It is the common denominator which helps drive consistent behavior towards improving cash flow. It is a focus on intrinsic value, not book earnings that provides the financial goals for the future.

Clearly, my decision to leave MacDermid was not based on anything wrong at the company, but due to a change in strategy from when I was hired. This new strategic direction as described in Dan's shareholder letter is less risky since it requires lower financial leverage, relies less on major acquisition growth, and can be sufficiently met with few additions to the senior leadership team. It is a more moderate path to increasing shareholder value than was contemplated upon my hiring.

To the best of my knowledge, there are no major accounting issues at MacDermid. That view is based on my observations during the 8 months that I worked at the company. I do believe that Greg Bolingbroke provides strong financial controllership skills to MacDermid. At the epicenter of the company's internal controls is the ownership culture which is so strong at MacDermid. It is this owners' mentality which causes people to do the right thing for the good of the clan."

Refer to the press release dated September 10, 2002 attached as exhibit 99 to this filing.

SIGNATURES


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

 MACDERMID,  INCORPORATED
  (REGISTRANT)


DATE:  SEPTEMBER  11,  2002                              /s/  John  L.  Cordani
                                                         Corporate  Secretary